SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                        Date of report: October 22, 1997
                        (Date of earliest event reported)



                            SIRCO INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


          0-4465                                           13-2511270
    (Commission File No.)                               (I.R.S. Employer
                                                        Identification No.)


                             24 Richmond Hill Avenue
                           Stamford, Connecticut 06901
               (Address of principal executive offices; zip code)

                                 (203) 359-4100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On October 22, 1997 (the "Transaction Date"), the Sirco International Corp. (the "Company") acquired from CLEC Holding Corp., a New Jersey corporation ("CLEC"), 3,000,000 shares of common stock, par value $.001 per share (the "CLEC Common Stock"), of CLEC in consideration of the issuance by the Company of 375,000 shares of common stock, par value $.10 per share ("SIRCO Common Stock"), of the Company. In the event the closing bid price of a share of SIRCO Common Stock, as reported by NASDAQ, is less than $6.00 per share for any three consecutive trading days in the 30-day period following the Transaction Date, the Company will issue to CLEC promptly following such 30-day period 25,000 shares of SIRCO Common Stock, and if the closing bid price of a share of SIRCO Common Stock, as so reported, is less than $5.50 per share for any three consecutive trading days during such 30-day period, the Company will issue to CLEC promptly following such 30-day period an additional 25,000 shares of SIRCO Common Stock. In connection with such transaction, CLEC granted to the Company certain rights to register under the Securities Act of 1933, as amended, the shares of CLEC Common Stock acquired by the Company.

         CLEC was formed in 1991 and was inactive until September 1997, when CLEC acquired 95% of the capital stock of The Other Phone Company, Inc. ("OPC"), an integrated telecommunications provider based in Florida. OPC is a reseller of Bell South services that currently provides local service exclusively in the State of Florida. The Company has been advised that OPC currently provides service to approximately 2,000 small business customers with approximately 5,000 local access lines in use, and that OPC currently has an additional 4,000 lines under contract.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      None.

         (b)      None.

         (c)      Exhibits.

Exhibit
Number                                 Exhibit Title
------                                 -------------

10.1 Stock Purchase Agreement, dated October 22, 1997, between the Company and CLEC (as amended).

10.2 Registration Rights Agreement, dated October 22, 1997, between the Company and CLEC.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 4, 1997


                                               SIRCO INTERNATIONAL CORP.
                                                      (Registrant)


                                               By:      /s/ Paul Riss
                                                        -------------
                                                        Paul Riss
                                                        Chief Financial Officer